Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is an officer and a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints James
D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer and a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Edward E. Whitacre, Jr.
__________________________________
Edward E. Whitacre, Jr.
Director and Chairman of the Board
and Chief Executive Officer

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is an officer and a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Royce S. Caldwell
________________________________
Royce S. Caldwell
President-SBC Operations and
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is an officer of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, his attorney, for him and in his name, place and stead, and in his office and capacity in the Corporation as an officer, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ D. E. Kiernan
________________________________
D. E. Kiernan
Senior Vice President, Treasurer
and Chief Financial Officer

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Clarence C. Barksdale
__________________________________
Clarence C. Barksdale
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ James E. Barnes
__________________________________
James E. Barnes
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ August A. Busch III
__________________________________
August A. Busch III
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Ruben R. Cardenas
__________________________________
Ruben R. Cardenas
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ William P. Clark
__________________________________
William P. Clark
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Martin K. Eby, Jr.
__________________________________
Martin K. Eby, Jr.
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Herman E. Gallegos
__________________________________
Herman E. Gallegos
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Jess T. Hay
__________________________________
Jess T. Hay
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Bobby R. Inman
__________________________________
Bobby R. Inman
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Charles F. Knight
__________________________________
Charles F. Knight
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Mary S. Metz
__________________________________
Mary S. Metz
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Haskell M. Monroe, Jr.
__________________________________
Haskell M. Monroe, Jr.
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Toni Rembe
__________________________________
Toni Rembe
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ S. Donley Ritchey
__________________________________
S. Donley Ritchey
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Joyce M. Roche
__________________________________
Joyce M. Roche
Director

                                                           Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Richard M. Rosenberg
__________________________________
Richard M. Rosenberg
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Carlos Slim Helu
__________________________________
Carlos Slim Helu
Director

                                                            Exhibit 24




                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      THAT, WHEREAS, SBC COMMUNICATIONS INC., a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K, and

      WHEREAS, the undersigned is a director of the Corporation;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Edward
E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, Alfred G. Richter, Jr., Judith M. Sahm, or any one of them, all having addresses in the City of San Antonio and State of Texas, the undersigned's attorney, for the undersigned and in the undersigned's name, place and stead, and in the undersigned's office and capacity in the Corporation as a director, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

      IN WITNESS WHEREOF, the undersigned executed this Power of Attorney the 29th day of January 1999.




/s/ Patricia P. Upton
__________________________________
Patricia P. Upton
Director